Filed under Rule 497(k)

Registration No. 333-53589

VALIC Company II

Socially Responsible Fund

(the “Fund”)

Supplement dated April 21, 2017, to the Fund’s

Summary Prospectus dated January 1, 2017, as supplemented and amended to date

In the section entitled “Fund Summary: Socially Responsible Fund,” the table under the heading “Investment Adviser – Portfolio Managers” is deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Timothy Campion	2012	Lead Portfolio Manager
Kara Murphy	2013	Co-Portfolio Manager
Jane Bayar Algieri	2015	Co-Portfolio Manager

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.